SECURITY AGREEMENT

      THIS SECURITY AGREEMENT is made effective the 19th day of October, 2005, by SHUMATE INDUSTRIES INC. (formerly EXCALIBUR INDUSTRIES, INC.), a Delaware corporation ("Excalibur") having a notice address of 12060 FM 3083, Conroe, Texas 77301, SHUMATE MACHINE WORKS, INC., a Texas corporation ("Machine") having a notice address of having a notice address of 12060 FM 3083, Conroe, Texas 77301, in favor of STILLWATER NATIONAL BANK AND TRUST COMPANY (the "Secured Party"), having a notice address at 1500 S. Utica, Tulsa, Oklahoma 74104. Excalibur and Machine are sometimes referred to herein collectively as the "Debtor."

                                R E C I T A L S:

      WHEREAS, the Debtor and the Secured Party have entered into a certain Loan Agreement of even date herewith (the "Loan Agreement"); and

      WHEREAS, pursuant to the Loan Agreement the Debtor has agreed to secure payment of the indebtedness described herein by granting the Secured Party a security interest covering the Property (as defined below);

      NOW, THEREFORE, in consideration of the premises and the agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby agrees with the Secured Party as follows:

1. Definitions. Unless otherwise defined herein, all terms which are defined in the Loan Agreement will have the same meanings herein as therein, and all terms used herein which are defined in the Oklahoma Uniform Commercial Code ("UCC") will have the same meanings herein.

2. Security Interest. The Debtor hereby grants to the Secured Party a security interest in all of the Debtor's goods, chattels, accounts, accounts receivable, contract rights, inventory, supplies, equipment, computer equipment, computer hardware, computer software, general intangibles, and all other tangible and intangible personal property, whether now owned or hereafter acquired, and all proceeds, products, rents, profits and income therefrom (the "Property").

3. Secured Indebtedness. The security interest granted hereby in the Property is given to secure the Debtor's payment of (a) a certain Amended and Restated Promissory Note of even date herewith in the principal face amount of $5,633,053.00 signed by the Debtor in favor of the Secured Party (the "Amended and Restated Note"), and all extensions, renewals, amendments, modifications, substitutions and changes in form of the Amended and Restated Note, together with all interest thereon; (b) a certain Promissory Note (IRS Note) in a principal face amount to be determined to be executed by the Debtor in favor of the Secured Party (the "IRS Note"), and all extensions, renewals, amendments, modifications, substitutions and changes in form of the IRS Note, together with all interest thereon; (c) a certain Promissory Note (Revolving Note) of even date herewith in the principal face amount of $1,000,000.00 signed by the Debtor in favor of the Secured Party (the "Revolving Note"), and all extensions, renewals, amendments, modifications, substitutions and changes in form of the Revolving Note, together with all interest thereon; (d) all advances made by the Secured Party to protect the security hereof, including advances made for or on account of levies, insurance, repairs, taxes and for maintenance or recovery of the Property, together with interest thereon at the rate specified in the Restructure Note; and (e) all costs and expenses incurred in connection with the collection and enforcement of the foregoing items described at Sections 3(a) through and including Section 3(d) including reasonable attorneys' fees and expenses. (The foregoing items described at Sections 3(a) through 3(e) hereof inclusive are collectively referred to herein as the "Secured Indebtedness.")

4. Debtor's Representations and Covenants. The Debtor hereby warrants, represents and agrees as follows:

      4.1 Location of Debtor. The Debtors are registered corporations organized under the laws of Delaware and Texas. Its chief executive office and present principal place of business is the same as set forth in the introductory paragraph hereof (the "Business Location").

      4.2 Location of Property. The Property is now in the possession of the Debtor and is, or will be, located at the Debtor's business location and the Debtor will not move the Property or locate any of the Property in any other location without the prior written consent of the Secured Party.

      4.3 Business Purpose. The Property is to be used by the Debtor in connection with the operation of its business.

      4.4 Title. The Debtor has or will obtain marketable title to the Property free and clear of all liens, encumbrances and security interests.

      4.5 Transfers. Without the prior written consent of the Secured Party, the Debtor agrees that the Debtor will not sell, exchange, lease or in any manner dispose of any of the Property or any interest therein, without replacing same with property of comparable value in the ordinary course of business.

      4.6 Maintenance of Property. The Debtor will use the utmost care to maintain the Property in good condition and repair, ordinary wear and tear excepted, and without the Secured Party's prior written consent, will not suffer or permit any lien, charge or encumbrance to attach thereto, whether by reason of repairs, taxes, assessments or otherwise. The Debtor will not use or permit the Property to be used in violation of any law, statute or ordinance. The Debtor will not, in any event, permit anything to be done that may impair the value of the Property or the security intended to be afforded by this Agreement.


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

      4.7 Insurance. The Debtor will insure the Property as required under the Loan Agreement. If the Debtor fails to pay the premiums for any such insurance, the Secured Party may do so for the Debtor's account, adding the amount so paid by the Secured Party to the other amounts secured hereby; however, the Secured Party is under no obligation and has no duty to pay such premiums. The Secured Party is hereby appointed the Debtor's attorney-in-fact to endorse any draft or check which may be payable to the Debtor in order to collect the proceeds of such property damage insurance. All insurance proceeds will be applied either to the Secured Indebtedness, or to the repair, restoration or replacement of the damaged or destroyed property, at the election of the Lender. Any proceeds required to be made available to Debtor for use in restoring, repairing and/or replacing any such damage to Property will be made available in accordance with the procedures for Debtor obtaining an advance under the Loan Agreement.

      4.8 Inspection of Property. At any reasonable time and on reasonable prior notice to Debtor, the Secured Party may inspect the Property and all of the Debtor's records concerning the Property and the Borrower's business operations.

      4.9 Further Assurances. The Debtor will from time to time sign, execute, deliver and file, alone or with the Secured Party, any financing statements, security agreements or other documents; procure any instruments or documents; and take all further action that may be reasonably necessary or desirable, or that the Secured Party's reasonable discretion in order to confirm, perfect, preserve and protect the security interests intended to be granted hereby, and in addition, the Debtor hereby authorizes the Secured Party to file such financing statements in such locations covering the Property as may be deemed necessary by the Secured Party without the signature of the Debtor.

      4.10 Filing Reproductions. At the option of the Secured Party, a carbon, photographic or other reproduction of this Agreement or of a financing statement covering the Property will be sufficient as a financing statement and may be filed as a financing statement.

      4.11 Financing Statement Filings; Notifications. The Debtor will immediately notify the Secured Party of any condition or event that may change the proper location for the filing of any financing statements or other public notice or recordings for the purpose of perfecting a security interest in the Property. Without limiting the generality of the foregoing, the Debtor will: (a) immediately notify the Secured Party of any change to a jurisdiction other than the State of Texas of the State of Delaware in the Debtor's state of organization; (b) prior to any of the Property becoming so related to any particular real estate, other than the Business Location, so as to become a fixture on such real estate, notify the Secured Party of the description of such real estate and the name of the record owner thereof; and (c) immediately notify the Secured Party of any change in the Debtor's name, identity or company structure. In any notice furnished pursuant to this Section 4.11, the Debtor will expressly state that the notice is required by this Agreement and contains facts that will or may require additional filings of financing statements or other notices for the purpose of continuing perfection of the Secured Party's security interest in the Property.


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

5. Secured Party's Expenditures. If the Debtor fails to make any expenditure or pay any sum necessary to: (1) keep and maintain the Property in good repair, ordinary wear and tear and insured casualty excepted; (2) discharge any lien, encumbrance, levy, security interest or other charge on the Property; or (3) maintain insurance upon the Property as required hereby, the Secured Party may but will not be required to make any expenditure for such purpose or purposes and all sums so expended will be payable on demand, will bear interest at the rate specified in the Restructure Note and all such sums and interest will additionally be secured hereby. The Debtor will pay all costs of filing any financing, continuation or termination statements with respect to the security interest granted hereby in the Property.

6. Default; Remedies. On the occurrence of a Default under the Loan Agreement, the Secured Party may, at its option and without notice to any party, declare all or any portion of the Secured Indebtedness to be immediately due and payable and may proceed to enforce payment of the same, to foreclose the Secured Party's security interest in the Property pursuant to the provisions of the UCC, to exercise any or all other rights and remedies provided herein and in the other Loan Documents and by the UCC or otherwise available at law or in equity. Whenever the Debtor is in Default under the Loan Agreement, the Debtor on demand by the Secured Party, will assemble the Property and make it available to the Secured Party at the Business Location, or if the Business Location is unavailable, at a place designated by the Secured Party. All remedies hereunder are cumulative, and any indulgence or waiver by the Secured Party will not be construed as an abandonment of any other right hereunder or of the power to enforce the same or another right at a later time. Whether the Secured Party elects to exercise any other rights or remedies under this Agreement or applicable law, the Secured Party, as a matter of right and without regard to the sufficiency of the security for repayment of the Secured Indebtedness, without notice to Debtor and without any showing of insolvency, fraud, or mismanagement on the part of Debtor, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Property or any part thereof, including, but not limited to, all healthcare accounts receivable, healthcare insurance receivables, and all other accounts receivable (the "Receivables"), and Debtor hereby irrevocably consents to the appointment of a receiver or receivers. Any receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of receivers in such matters including, but not limited to, the collection of the Receivables

7. Secured Party's Duties. The powers conferred upon the Secured Party by this Agreement are solely to protect its interest in the Property and will not impose any duty upon the Secured Party to exercise any such powers. Except as may otherwise be provided in the Loan Agreement, the Secured Party will be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any of the Property or the Secured Indebtedness, or to take any steps necessary to preserve any rights against prior parties. The Secured Party will not be liable for failure to collect or realize upon any or all of the Secured Indebtedness or Property, or for any delay in so doing, nor will the Secured Party be under any duty to take any action whatsoever with regard thereto.


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

8. Continuing Agreement. This is a continuing agreement and the grant of a security interest hereunder will remain in full force and effect and all the rights, powers and remedies of the Secured Party hereunder will continue to exist until all of the Secured Indebtedness is paid in full.

9. Preservation of Liability. Neither this Agreement nor the exercise by the Secured Party of (or the failure to so exercise) any right, power or remedy conferred herein or by law will be construed as relieving any person liable on the Secured Indebtedness from liability on the Secured Indebtedness and for any deficiency thereon.

10. Successors and Assigns. The covenants and agreements herein contained by or on behalf of the Debtor will bind the Debtor, and the Debtor's legal representatives, successors and assigns and will inure to the benefit of the Secured Party and the Secured Party's successors and assigns.

11. Invalidity. If any provision hereof will for any reason be held to be invalid or unenforceable, such invalidity or unenforceability will not affect any other provision hereof.

12. Construction. This Agreement will be construed and interpreted in accordance with the laws of the State of Oklahoma.

      This Agreement is executed effective the date first above written.


                                        SHUMATE MACHINE WORKS, INC., a Texas
                                        corporation

                                        By: /s/ Matthew C. Flemming
                                            ------------------------------------
                                        Name: Matthew C. Flemming
                                              ----------------------------------
                                        Title: Chief Financial Officer
                                               ---------------------------------


                                        SHUMATE INDUSTRIES, INC., (formerly
                                        EXCALIBUR INDUSTRIES, INC.), a Delaware
                                        corporation

                                        By: /s/ Matthew C. Flemming
                                            ------------------------------------
                                        Name: Matthew C. Flemming
                                              ----------------------------------
                                        Title: Chief Financial Officer
                                               ---------------------------------


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